Balance Sheet Components - Summary of Accrued Liabilities (Detail) - USD ($) $ in Thousands	Sep. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
Accrued Liabilities, Current [Abstract]
Accrued research and development costs	$ 7,431	$ 3,821	$ 1,471
Accrued employee compensation	4,272	2,766	1,294
Accrued offering costs		792
Accrued professional services	1,046	588	387
Accrued property and equipment	3,675	293	201
Other	122	179	102
Total accrued liabilities	$ 16,546	$ 8,439	$ 3,455